Employee benefits Employee benefits	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Employee benefits	Employee benefits
Bonus plans
We have a performance related short term incentive (STI) bonus plans for our employees. Under these plans, the amounts depend on company and / or individual performance. Within ASML, the STI for these employees (excluding the Board of Management) can range between 0% and 112.5% of their annual base salary, depending on the job levels and on which plan they are included. The performance targets are set for a whole year. The STI over 2019 is accrued for in the Consolidated Balance Sheets as part of the accrued and other liabilities as of December 31, 2019 and is expected to be paid in the first quarter of 2020.
STI expenses for the Board of Management and other employees were as follows:

Year ended December 31	2017	2018	2019
(in millions)	€	€	€

Board of Management [1]	3.8	4.5	5.1
Other employees [2]	218.0	233.7	269.1
Total bonus expenses	221.8	238.2	274.2

1.	Includes all members that served on the Board of Management throughout the year.

2.	Includes all variations of available STI bonus plans of which employees are eligible.
Deferred compensation plans
In July 2002, we adopted a non-qualified deferred compensation plan for our US employees that allows a select group of management or highly compensated employees to defer a portion of their salary, bonus, and commissions. The plan allows us to credit additional amounts to the participants’ account balances. The participants divide their funds among the investments available in the plan. Participants elect to receive their funds in future periods after the earlier of their employment termination or their withdrawal election, at least 3 years after deferral. Expenses were close to nil relating to this plan in 2019, 2018 and 2017. Cymer has a similar non-qualified deferred compensation plan for a selected group of management level employees in the US in which the employee may elect to defer receipt of current compensation in order to provide retirement and other benefits on behalf of such employee backed by Cymer owned life insurance policies.
As of December 31, 2019, our liability under deferred compensation plans was €56.6 million (2018: €46.8 million). The related compensation plan assets are €55.1 million (2018: €43.1 million).
Pension plans
Accounting policy
Contributions to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions. Payments made to state-managed retirement benefit schemes are dealt with as payments to defined contribution plans where our obligations under the plans are equivalent to those arising in a defined contribution retirement benefit plan. ASML accounts for its multi-employer defined benefit plan as if it were a defined contribution plan for the following reasons:

•	ASML is affiliated to an industry-wide pension fund and uses the pension scheme in common with other participating companies.

•
Under the regulations of the pension plan, the only obligation these participating companies have towards the pension fund is to pay the annual premium liability. Participating companies are under no obligation whatsoever to pay off any deficits the pension plan may incur. Nor have they any claim to any potential surpluses.

We maintain one multi-employer union plan and various other pension plans (based on defined contribution) covering substantially all of our employees. Our pension and retirement expenses for all employees for the years ended December 31, 2019, 2018 and 2017 were:

Year ended December 31	2017	2018	2019
(in millions)	€	€	€

Pension plan based on multi-employer union plan	62.4	74.0	96.6
Pension plans based on defined contribution	38.4	48.0	55.9
Pension and retirement expenses	100.8	122.0	152.5

In accordance with the collective bargaining agreements effective for the industry in which we operate, which has no expiration date, there are 12,572 eligible employees in the Netherlands that participate in a multi-employer union plan. Our net periodic pension cost for this multi-employer union plan for any period is the amount of the required employer contribution for that period.
This multi-employer union plan is managed by PME and covers approximately 1,400 companies and approximately 161,000 contributing members. Every company participating in the PME contributes a premium calculated as a percentage of its total pensionable salaries, with each company subject to the same contribution rate. Although the premium can fluctuate yearly based on the coverage ratio of the multi-employer union plan, for 2019 the contribution percentage is 22.7% (2018: 23.0%). The pension rights of each employee are based upon the employee’s average salary during employment. For the year ended December 31, 2019, our contribution to this multi-employer union plan (including premiums paid by employees), was 11.7% (December 31, 2018: 9.6%) of the total contribution to the plan. For next year we expect to contribute around €175.0 million to this multi-employer union plan (including premiums paid by employees).
The plan monitors its risks on a global basis, not by participating company or employee, and is subject to regulation by Dutch governmental authorities. By law (the Dutch Pension Act), a multi-employer union plan must be monitored against specific criteria, including the coverage ratio of the plan’s assets to its obligations. The coverage percentage is calculated by dividing the funds capital by the total sum of pension liabilities and is based on actual market interest rates. The coverage ratio as per December 31, 2019 is 98.7% (December 31, 2018: 101.3%) and is below the legally required minimum coverage ratio of 104%. PME has initiated a recovery plan to increase the coverage ratio to its legally required minimum level. Based on this plan it is estimated that the coverage ratio will increase to the legally required minimum coverage ratio as of 2028, which is within the legally required maximum recovery period of ten years. We have however no obligation to pay off any deficits the pension fund may incur, nor do we have any claim to any potential surpluses.
We also participate in several other defined contribution pension plans (outside the Netherlands), with our expenses for these plans equaling the employer contributions made in the relevant period.